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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
 811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
 Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2012 through March 31, 2013

ITEM 1. REPORTS TO SHAREOWNERS.

[Front Cover]

PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund

Pear Tree Quality Fund

Pear Tree PanAgora Dynamic Emerging Markets Fund

Pear Tree Polaris Foreign Value Fund

Pear Tree Polaris Foreign Value Small Cap Fund
ANNUAL REPORT
March 31, 2013

TABLE OF CONTENTS
President’s Letter 1
Fund Expenses 2
Portfolio Manager Commentaries 4
Pear Tree Columbia Small Cap Fund 4
Pear Tree Quality Fund 8
Pear Tree PanAgora Dynamic Emerging Markets Fund 10
Pear Tree Polaris Foreign Value Fund 12
Pear Tree Polaris Foreign Value Small Cap Fund 16
Schedules of Investments 19
Pear Tree Columbia Small Cap Fund 19
Pear Tree Quality Fund 24
Pear Tree PanAgora Dynamic Emerging Markets Fund 28
Pear Tree Polaris Foreign Value Fund 36
Pear Tree Polaris Foreign Value Small Cap Fund 39
Statements of Assets and Liabilities 44
Statements of Operations 48
Statements of Changes in Net Assets 50
Financial Highlights 56
Notes to Financial Statements 66
Information for Shareholders 83
Report of Independent Registered Public Accounting Firm 84
Privacy Notice 85
Trustees and Officers 88
Service Providers inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Annual Report for the twelve month period ended March 31, 2013 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

/s/ Willard Umphrey

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended March 31, 2013
Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 10/1/2012	Ending Account Value 3/31/2013	Annualized Expense Ratio	Expenses Paid* 10/1/2012 – 3/31/2013
Small Cap	Ordinary	Actual	$1,000.00	$1,115.50	1.61%	$8.49
		Hypothetical	$1,000.00	$1,016.90	1.61%	$8.10
	Institutional	Actual	$1,000.00	$1,116.60	1.35%	$7.15
		Hypothetical	$1,000.00	$1,018.18	1.35%	$6.81
Quality	Ordinary	Actual	$1,000.00	$1,075.00	1.44%	$7.46
		Hypothetical	$1,000.00	$1,017.74	1.44%	$7.25
	Institutional	Actual	$1,000.00	$1,077.60	1.02%	$5.29
		Hypothetical	$1,000.00	$1,019.84	1.02%	$5.14
Emerging Markets	Ordinary	Actual	$1,000.00	$1,062.50	1.71%	$8.78
		Hypothetical	$1,000.00	$1,016.42	1.71%	$8.58
	Institutional	Actual	$1,000.00	$1,063.80	1.44%	$7.42
		Hypothetical	$1,000.00	$1,017.74	1.44%	$7.26
Foreign Value	Ordinary	Actual	$1,000.00	$1,126.00	1.57%	$8.30
		Hypothetical	$1,000.00	$1,017.12	1.57%	$7.88
	Institutional	Actual	$1,000.00	$1,127.70	1.31%	$6.97
		Hypothetical	$1,000.00	$1,018.38	1.31%	$6.61
Foreign Value	Ordinary	Actual	$1,000.00	$1,156.50	1.62%	$8.73
Small Cap		Hypothetical	$1,000.00	$1,016.84	1.62%	$8.16
	Institutional	Actual	$1,000.00	$1,157.70	1.38%	$7.42
		Hypothetical	$1,000.00	$1,018.05	1.38%	$6.94

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended March 31, 2013, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 182/365 (which reflects the six-month period covered by this report).

PEAR TREE COLUMBIA SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2013

Investment Commentary

For the fiscal year period ended March 31, 2013 the Pear Tree Columbia Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index. The Fund achieved a return of 10.51% at net asset value compared to 16.30% for the Index.

Fund Information
Net Assets Under Management	$109.3 Million
Number of Companies	75
Price to Book Ratio	2.9
Price to Earnings Ratio	26.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.67%	1.42%
Total Expense Ratio (Net)*	1.67%	1.42%
Ticker Symbol	USBNX	QBNAX
*per prospectus dated August 1, 2012. See financial highlights for total expense ratios for the fiscal year ended March 31, 2013.

Market Conditions and Investment Strategies

This past year began benignly but deteriorated rapidly last spring as the debt crisis in Europe sparked a downward trajectory for equity markets around the world. China’s economy began to soften, and weak employment data in the U.S. failed to inspire confidence. By early summer, stocks sank to the lowest levels of the year. Once again the Federal Reserve came to the rescue, with additional Quantitative Easing. Equity markets rallied sharply into the fall but Hurricane Sandy, the Presidential election, and the “Fiscal Cliff”, combined to trigger another market selloff which ended in early November. Like magic, the markets reversed, rising unabated into 2013, setting new highs. The rally in small cap stocks was broad based with all sectors of the Index posting positive returns for the year.

Analyzing our performance versus the Index, we attribute the shortfall primarily to the Industrials and Financials sectors, which detracted 2.9% and 1.9% respectively, from our return. In Industrials, portfolio holding Acacia Research Corp., which had been one of our top performers, suffered a reversal of fortune falling over 27% during the period. Despite solid earnings early last year, the patent licensing company reported that about half of its revenue came from one customer raising concerns that the business was tied to one time, large licenses. Our view is that the company will see higher, less concentrated revenue growth going forward. In Financials, our underweight and stock selection versus the Index combined to detract from our returns. In Information Technology, portfolio holding Cirrus Logic Inc., a supplier to Apple Inc., fell over 4% during the period in sympathy with the iPhone maker. Some investors believe that Apple’s growth has peaked. However, we do not believe that to be the case.

On the positive side, our sector overweight and stock selection in Telecommunications Services contributed over 1.2% of relative return to the Index over the past year. Portfolio holding SBA Communications Corp., a wireless telecom tower operator, gained over 41% during the period as demand for wireless transmission infrastructure remained robust. In Information Technology, Alliance Data Systems Corp. rose over 28% as the company, which provides marketing and loyalty solutions announced several new business wins and renewals. In Financials, EPR Properties, a real estate investment trust (REIT) which owns theatres, gained over 12% benefitting from both its high dividend yield and strong box office trends.

Portfolio Changes

The Financials, Consumer Discretionary and Materials sector weightings increased during the year, while the Information Technology, Health Care, Energy and Telecommunications Services sectors declined. Changes in all other sectors were not material.

PEAR TREE COLUMBIA SMALL CAP FUND

A Look Ahead

We are disappointed with the Fund’s performance over the past year, but it is not unexpected given that our strategy tends to underperform in red-hot markets where lower price, lower quality issues often rise disproportionately. We believe the recent rally has been driven by the aggressive monetary policies of the Federal Reserve and a flight to safety by foreign investors. This has led to stocks in general going up, often times despite poor fundamentals. When markets return to focusing on high quality companies with superior earnings, growth prospects and strong management, we believe that we will be in a position to outperform the benchmark index.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE COLUMBIA SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	32.3%
EPR Properties	5.0%
Hersha Hospitality Trust	4.4%
Acacia Research Corporation—Acacia Technologies	3.9%
Alliance Data Systems Corporation	3.5%
SodaStream International Ltd.	3.2%
Nu Skin Enterprises, Inc., Class A	2.8%
Core Laboratories N.V.	2.5%
Kforce, Inc	2.4%
Cinemark Holdings, Inc.	2.4%
IMAX Corporation	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	25.7%
Consumer Discretionary	17.3%
Industrials	17.1%
Information Technology	12.2%
Consumer Staples	9.1%
Health Care	8.5%
Energy	6.1%
Materials	1.5%
Telecommunication Services	1.0%
CASH + other assets (net)	1.5%

Value of a $10,000 Investment
Pear Tree Columbia Small Cap (PTSC) Ordinary Shares vs. Russell 2000 Index

Average Annual Total Returns
	4Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	10.73%	11.55%	10.51%	3.29%	9.35%	10.08%	08/03/92
Institutional Shares1	10.78%	11.66%	10.78%	3.53%	9.74%	9.41%	01/06/93
Russell 20002	12.39%	14.48%	16.30%	8.24%	11.52%	9.45%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in the issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers.

PEAR TREE COLUMBIA SMALL CAP FUND

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PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of March 31, 2013

Investment Commentary

For the fiscal year period ended March 31, 2013, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, S&P 500 (the “Index”). The Fund achieved a return of 11.85% at net asset value compared to 13.96% for the Index.

Fund Information
Net Assets Under Management	$101.6 Million
Number of Companies	68
Price to Book Ratio	3.3
Price to Earnings Ratio	14.3
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.66%	1.41%
Total Expense Ratio (Net)*	1.51%	1.00%
Ticker Symbol	USBOX	QGIAX
*per prospectus dated August 1, 2012. See financial highlights for total expense ratios for the fiscal year ended March 31, 2013.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2012 to March 31, 2013, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.24.

Over the previous twelve months, the Healthcare sector was the largest positive contributor to the Fund’s performance, due to a large overweight position. The Fund’s overweight position in the Consumer Staple sector and strong stock selection in the Information Technology sector also contributed to performance.

The greatest detractor to performance came from the Consumer Discretionary sector where a large underweight position negatively affected relative performance. Other detractors were sector allocation in the Information Technology and Financial sectors.

Portfolio Changes

We expect the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the twelve month period ending March 31, 2013, the Fund rebalanced the holdings four times to replicate the publicly disclosed holdings of the current target portfolio. The four rebalances resulted in the sale of seven positions. Also as a result of the rebalances, the Fund opened new positions in nine companies; three Consumer Staple companies, three Consumer Discretionary companies, one Healthcare company, one Industrial company and one Information Technology company.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

The Fund’s target portfolio is GMO Quality Fund III (GQETX) and the Fund is managed by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings
Percentage of total net assets	42.9%
Johnson & Johnson	5.5%
Oracle Corporation	4.9%
Coca-Cola Company (The)	4.7%
Google, Inc.	4.6%
Cisco Systems, Inc.	4.4%
Pfizer Inc.	4.2%
Microsoft Corporation	3.9%
Philip Morris International, Inc.	3.8%
Hewlett-Packard Company	3.5%
Chevron Corporation	3.4%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Information Technology	31.5%
Consumer Staples	27.8%
Health Care	25.8%
Energy	7.4%
Consumer Discretionary	5.4%
Industrials	0.9%
Telecommunication Services	0.7%
CASH + other assets (net)	0.5%

Value of a $10,000 Investment
Pear Tree Quality (PTQ) Ordinary Shares vs. S&P 500 Index

Average Annual Total Returns
	4Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	10.30%	7.50%	11.85%	3.10%	5.92%	8.93%	05/06/85
Institutional Shares1	10.39%	7.76%	12.37%	3.31%	6.22%	7.46%	03/25/91
S&P 5002	10.61%	10.19%	13.96%	5.81%	8.53%	10.47%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2013

Investment Commentary

For the fiscal year period ended March 31, 2013, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 5.41% at net asset value compared to 2.31% for the Index.

Fund Information
Net Assets Under Management	$155.4 Million
Number of Companies	182
Price to Book Ratio	1.5
Price to Earnings Ratio	10.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.76%	1.52%
Total Expense Ratio (Net)*	1.76%	1.52%
Ticker Symbol	QFFOX	QEMAX
*per prospectus dated August 1, 2012. See financial highlights for total expense ratios for the fiscal year ended March 31, 2013.

Market Conditions and Investment Strategies

On a country basis, the largest contributors were Thailand (+1.32%) and South Korea (+1.14%). Among holdings in Thailand, the largest contributor was an overweight to Krung Thai Bank PLC while among holdings in South Korea, the largest contributor was holding Daou Technology, Inc. The largest detractors were Indonesia (–0.39%) and Colombia (–0.22%). Among holdings in Indonesia the largest detractor was holding Perusahaan Perkebunan while among holdings in Colombia the largest detractor was an overweight to Ecopetrol Sa.

On a sector basis, the largest contributors were Consumer Discretionary (+2.05%) and Materials (+0.80%). Among the holdings in Consumer Discretionary the largest contributor was an overweight to Great Wall Motor Company while among holdings in Materials the largest contributor was an overweight to Kghm Polska Miedz. The largest detractors were Utilities (–0.23%) and Health Care (–0.20%). Among holdings in Utilities the largest detractor was an overweight to Eletropaulo Metropolitana while among holdings in Health Care the largest detractor was not holding Aspen Pharmacare Holdings.

During the year ending March 31, 2013, our proprietary Dynamic Alpha model performed well — best-ranked alpha stocks outperformed the worst ranked alpha stocks. Our proprietary Valuation composite also performed well — stocks with attractive valuations outperformed their more expensive peers. Our proprietary Quality composite performed well — stocks with strong business and management quality metrics outperformed lower quality peers. Our proprietary Momentum composite also performed well — stocks with positive market sentiment outperformed stocks with poor earnings and price momentum.

Portfolio Changes

There were no significant portfolio changes during the year ending March 31, 2013.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by a team of portfolio managers at PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings
Percentage of total net assets	22.2%
Samsung Electronics Co., Ltd.	5.4%
China Construction Bank Corporation	2.5%
China Mobile Limited	2.0%
Bank of China Ltd.	1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.8%
Vale SA	1.8%
Krung Thai Bank PCL	1.8%
CNOOC Limited	1.7%
LUKoil	1.7%
Alfa S.A.B., Series A	1.6%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Financials	25.5%
Information Technology	15.5%
Energy	14.4%
Consumer Discretionary	12.1%
Industrials	8.1%
Materials	8.0%
Consumer Staples	7.3%
Telecommunication Services	5.9%
Utilities	2.2%
Health Care	0.3%
CASH + other assets (net)	0.7%

Top 10 Country Allocations
Percentage of total net assets	82.2%
South Korea	16.1%
Taiwan	12.1%
China	11.6%
Brazil	10.2%
Hong Kong	6.9%
South Africa	6.7%
Thailand	4.8%
Russia	4.7%
India	4.6%
Malaysia	4.5%

Value of a $10,000 Investment
Pear Tree PanAgora Dynamic Emerging Markets (PTEM) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns
	4Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	–0.13%	6.25%	5.41%	–0.79%	17.30%	6.50%	09/30/94
Institutional Shares1	–0.08%	6.38%	5.69%	–0.55%	17.65%	8.35%	04/02/96
MSCI EM2	–1.57%	3.95%	2.31%	1.39%	17.41%	5.77%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2013

Investment Commentary

For the fiscal year period ended March 31, 2013, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of 16.73% at net asset value compared to 11.79% for the Index.

Fund Information
Net Assets Under Management	$885.5 Million
Number of Companies	44
Price to Book Ratio	2.0
Price to Earnings Ratio	14.2
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.64%	1.39%
Total Expense Ratio (Net)*	1.64%	1.39%
Ticker Symbol	QFVOX	QFVIX
*per prospectus dated August 1, 2012. See financial highlights for total expense ratios for the fiscal year ended March 31, 2013.

Market Conditions and Investment Strategies

The Fund’s outperformance is attributed to positive absolute performance in all sectors, with top contributions from consumer discretionary, materials and financials. All four British homebuilders posted double digit returns after announcing good quarterly earnings throughout the year. The U.K. government’s stimulus lending programs further boosted the stock prices.

Canadian methanol producer Methanex spearheaded returns in the materials sector, as steady methanol demand and short supply have resulted in upward pressure on spot methanol prices. The company signed a 10-year natural gas supply agreement with Chesapeake Energy, structured so the natural gas price is linked to the methanol price. Other materials companies posting double digit returns for the year included German flavors/fragrances maker Symrise, French industrial minerals producer Imerys and Belgian chemical industry group Solvay.

Among financials, Scandinavian banks Svenska Handelsbanken and DNB Bank were up after demonstrating their compliance with regulatory capital requirements. Reinsurers added to performance as both Hannover Re and Munich Re benefitted from increased renewal volumes and prices for property-catastrophe reinsurance.

In industrials, Finnish escalator/elevator manufacturer Kone OYJ gained a foothold in the burgeoning affordable housing/apartments market in China. A leading global overhead crane and lifting equipment company, Konecranes maintained a healthy book of business, with high demand in the industrial crane market.

Only a handful of individual stocks had negative returns for the fiscal year, most notably BHP Billiton, Teva Pharmaceutical and Deutsche Telekom. Australian multinational mining and petroleum company BHP Billiton fell on lower metal prices and concerns on oversupply of iron ore. Deutsche Telekom booked a net loss for 2012 due to impairment charges in the U.S. related to its MetroPCS takeover bid. The company also announced its intention to increase capital expenditures, which will necessitate lower dividend payments to shareholders. Teva Pharmaceuticals, one of the largest generic drug producers, dropped after a third-quarter earnings report that outlined high litigation and R&D costs. Concerns remain about older products likely to experience generic competition.

PEAR TREE POLARIS FOREIGN VALUE FUND

Portfolio Changes

During the year, the Fund sold State Bank of India on deteriorating macro-economic conditions in the country. Shares of Japanese convenience food maker and cold storage facilities operator Nichirei and Irish containerboard manufacturer Smurfit Kappa were sold from the Fund when they reached respective targeted valuation levels.

Capital from sales was redeployed to existing holdings and to a number of new purchases, including U.K. beverage can manufacturer Rexam, Italian lottery provider Lottomatica, U.K. banking group Standard Chartered with offices in Asia, Africa and the Middle East, German telecom reseller Freenet AG and Swedish cash handling business Loomis AB.

A Look Ahead

World markets remain mixed. We see steady progress in U.S. markets, but remain concerned about high debt levels in the economy. European markets have seen a slight recovery, mitigated by the demise of the Cyprus banking system. China’s stimulus programs and recent leadership transition have helped stabilize the economy, with slight recovery in material and industrial demand. Our current investment research points to undervalued companies in cooling emerging markets and Japan.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings
Percentage of total net assets	24.1%
Taylor Wimpey plc	2.8%
Infosys Technologies Ltd.	2.5%
Samsung Electronics Company Ltd.	2.5%
Barratt Developments plc	2.5%
Methanex Corporation	2.5%
Teva Pharmaceuticals SP	2.4%
Persimmon plc	2.3%
Novartis AG	2.2%
Rexam plc	2.2%
Standard Chartered plc	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Materials	18.4%
Consumer Discretionary	15.2%
Financials	12.4%
Industrials	8.0%
Information Technology	7.2%
Telecommunication Services	6.2%
Energy	6.0%
Consumer Staples	5.5%
Health Care	4.9%
Utilities	1.3%
Cash and Other Assets (Net)	14.9%

Top 10 Country Allocations
Percentage of total net assets	66.9%
United Kingdom	14.8%
Germany	14.3%
Japan	8.0%
France	6.2%
Sweden	6.1%
Finland	5.8%
Ireland	3.7%
Italy	3.0%
India	2.5%
South Korea	2.5%

PEAR TREE POLARIS FOREIGN VALUE FUND

Value of a $10,000 Investment
Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares vs. MSCI EAFE Index

Average Annual Total Returns
	4Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	6.67%	12.60%	16.73%	1.06%	12.14%	6.55%	05/15/98
Institutional Shares1	6.82%	12.77%	17.07%	1.27%	12.39%	8.35%	12/18/98
MSCI EAFE2	5.23%	12.18%	11.79%	–0.40%	10.19%	4.21%	_______

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

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PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2013

Investment Commentary

For the fiscal year period ended March 31, 2013, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the S&P EPAC Small Cap Index (the “Index”). The Fund achieved a return of 18.34% at net asset value compared to 13.11% for the Index.

Fund Information
Net Assets Under Management	$115.3 Million
Number of Companies	61
Price to Book Ratio	2.2
Price to Earnings Ratio	14.0
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.70%	1.43%
Total Expense Ratio (Net)*	1.70%	1.43%
Ticker Symbol	QUSOX	QUSIX
*per prospectus dated August 1, 2012. See financial highlights for total expense ratios for the fiscal year ended March 31, 2013.

Market Conditions and Investment Strategies

Pinpointing fundamentally strong, but undervalued small cap stocks remains key to success in volatile macro-economic conditions. Most of the Fund’s holdings produced double-digit returns for the 12-month period. Outperformance is attributed to positive absolute returns in all sectors, with the largest contributions coming from consumer discretionary, utilities and consumer staples sectors.

In consumer discretionary, Samson Holdings, a Hong Kong wholesaler of U.S. residential furniture, posted double digit gains on sales in a recovering U.S. housing market. Japanese entertainment company, Daiichikosho Co., experienced earnings growth due to new karaoke product introductions and strong demand from the elder market segment.

In utilities, Manila Water Company, Ratchaburi Electric and Equatorial Energia all achieved double-digit returns for the fiscal year. Manila Water experienced strong profits and a 40% volume increase attributable to strong industrial demand and new water connections in underdeveloped regions in the Philippines and Indonesia. Equatorial Energia, which services one of the poorest regions in Brazil, was growing as these regions industrialize.

Breadtalk Group, Glanbia PLC and Irish convenience foods producer Greencore Group were the star performers in consumer staples.

Only a handful of stocks were in negative territory for the period, including Austal Limited, Chugoku Marine Paints, Unipress and China HongXing Sports. Austal, the Australian-based ship builder, saw its order books dry up in recreational boating due to reduced consumer spending. However, the company’s defense orders remain strong for the next three years.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Portfolio Changes

During the fiscal year ended March 31, 2013, Merger & Acquisition activity spurred sales of some holdings including Accordia Golf Co, which was targeted by PGM Holdings, and Australia’s Industrea, an underground mine equipment manufacturer, which was acquired by General Electric. British information technology company CSR sold its handset operations to Samsung Electronics for $310 million. When the company disbursed some of these proceeds, we took this opportunity to sell out of the stock. Dockwise Ltd, a leading marine contractor providing transport of heavy offshore platforms, was sold at a profit when the company was acquired by Royal Boskalis Westminster N.V. Shares of Japanese convenience food maker and cold storage facilities operator Nichirei were sold when it reached our valuation target. China Fisheries was sold due to fundamental concerns, as its main fishing areas in Russia were under regulatory scrutiny. Cash from all of these sales was redeployed to current holdings and one new stock, Sparebank 1 SR Bank ASA of Norway. This bank operates in different geographies than the Fund’s other Sparebank holdings, but has a similarly strong balance sheet and limited downside risks to earnings.

A Look Ahead

World markets remain mixed. We see steady progress in U.S. markets, but remain concerned about high debt levels in the economy. European markets have seen a slight recovery, mitigated by the demise of the Cyprus banking system. China’s stimulus programs and recent leadership transition have helped stabilize the economy, with slight recovery in material and industrial demand. Our current investment research points to undervalued companies in cooling emerging markets and Japan.

The Fund’s lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings
Percentage of total net assets	24.5%
Manila Water Company, Inc.	3.5%
Freenet AG	2.7%
Equatorial Energia S.A.	2.6%
United Drug plc	2.5%
Galliford Try plc	2.3%
BML Inc.	2.3%
Daicel Corporation	2.2%
Ratchaburi Electricity Generating Holding PCL	2.2%
Chugoku Marine Paints Ltd.	2.1%
Alternative Networks plc	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation
Percentage of total net assets	100.0%
Consumer Discretionary	21.2%
Financials	10.4%
Consumer Staples	9.6%
Information Technology	9.4%
Industrials	9.4%
Utilities	8.2%
Telecommunication Services	6.8%
Health Care	6.7%
Materials	6.5%
Cash and Other Assets (Net)	11.8%

Top 10 Country Allocations
Percentage of total net assets	67.5%
United Kingdom	13.3%
Japan	9.9%
Ireland	7.7%
Hong Kong	6.3%
Norway	6.2%
India	6.0%
Thailand	5.2%
Germany	4.6%
Sweden	4.4%
Singapore	3.9%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Value of a $10,000 Investment
Pear Tree Polaris Foreign Value Small Cap (PTFVSC) Ordinary Shares vs. S&P EPAC Small Cap Index

Average Annual Total Returns
	4Q 2013	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	7.25%	15.65%	18.34%			5.18%	5/1/2008
Institutional Shares1	7.24%	15.77%	18.59%			5.41%	5/1/2008
S&P/EPAC Small Cap Index	7.59%	22.62%	13.11%			1.07%

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P/Europe Pacific Asia Composite (“S&P/EPAC”) Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 5/1/2008.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE COLUMBIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2013

Common Stock—98.5%
	Shares	Value
AIRLINES—1.0%
Spirit Airlines, Inc. (a)	45,185	$1,145,892
BANKS—6.0%
CoBiz Financial, Inc.	110,620	893,810
F.N.B. Corporation	170,575	2,063,957
Hancock Holding Company	32,102	992,594
Pinnacle Financial Partners, Inc. (a)	33,755	788,517
Popular, Inc. (a)	23,179	639,972
Susquehanna Bancshares, Inc.	60,631	753,643
United Bankshares, Inc. (b)	17,750	472,328
		6,604,821
BEVERAGES—3.2%
SodaStream International Ltd. (a)(b)	69,905	3,470,084
BUILDING PRODUCTS—2.5%
NCI Building Systems, Inc. (a)	44,816	778,454
Trex Company, Inc. (a)	39,547	1,944,921
		2,723,375
CHEMICALS—1.0%
Ferro Corporation (a)	162,999	1,100,243
COMMERCIAL SERVICES & SUPPLIES—11.6%
Acacia Research Corporation—Acacia Technologies (a)	142,906	4,311,474
Builders FirstSource, Inc. (a)	136,848	801,929
Cardtronics, Inc. (a)	43,181	1,185,750
Heartland Payment Systems, Inc.	44,922	1,481,078
HMS Holdings Corp. (a)	25,507	692,515
Kforce, Inc. (a)	163,167	2,671,044
Waste Connections, Inc.	41,508	1,493,458
		12,637,248
COMMUNICATIONS EQUIPMENT—1.8%
NICE-Systems Ltd. (a)(c)	44,464	1,637,609
Ubiquiti Networks, Inc. (b)	22,923	314,504
		1,952,113
DIVERSIFIED FINANCIALS—5.9%
First Cash Financial Services, Inc. (a)	38,074	2,221,237
Hercules Technology Growth Capital, Inc.	83,886	1,027,604
ICG Group, Inc. (a)	152,498	1,903,175
Medley Capital Corporation	70,584	1,118,756
Tree.Com, Inc.	7,468	138,083
		6,408,855
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.0%
Finisar Corporation (a)	51,484	$679,074
OSI Systems, Inc. (a)	23,463	1,461,510
		2,140,584
ENERGY EQUIPMENT & SERVICES—5.1%
Core Laboratories N.V.	20,191	2,784,743
Dawson Geophysical Company (a)	31,246	937,380
Hornbeck Offshore Services, Inc. (a)	40,912	1,900,771
		5,622,894
FOOD & DRUG RETAILING—2.1%
United Natural Foods, Inc. (a)	46,311	2,278,501
FOOD PRODUCTS—1.0%
Hain Celestial Group, Inc. (a)	18,632	1,138,043
HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
Accuray Incorporated (a)	132,879	616,559
Natus Medical, Inc. (a)	98,782	1,327,630
Solta Medical, Inc. (a)	277,502	610,504
Syneron Medical Ltd. (a)	83,253	850,846
		3,405,539
HEALTH CARE PROVIDERS & SERVICES—5.4%
Bio-Reference Laboratories, Inc. (a)(b)	30,205	784,726
Catamaran Corporation (a)	39,670	2,103,700
Healthways, Inc. (a)	88,610	1,085,473
Henry Schein, Inc. (a)	20,508	1,898,015
		5,871,914
HOTELS, RESTAURANTS & LEISURE—0.9%
National CineMedia, Inc.	60,678	957,499
HOUSEHOLD DURABLES—2.9%
M.D.C. Holdings, Inc.	26,515	971,775
Standard Pacific Corporation (a)	251,617	2,173,971
		3,145,746
INTERNET SOFTWARE & SERVICES—0.6%
LivePerson (a)	52,168	708,441
IT CONSULTING & SERVICES—5.0%
Alliance Data Systems Corporation (a)	23,402	3,788,550
InterNAP Network Services Corporation (a)	178,262	1,666,749
		5,455,299
LEISURE EQUIPMENT & PRODUCTS—0.9%
Callaway Golf Company	74,209	$491,264
Smith & Wesson Holding Corporation (a)(b)	56,048	504,432
		995,696
MACHINERY—2.0%
Actuant Corporation, Class A	20,639	631,966
Polypore International, Inc. (a)(b)	11,030	443,185
Proto Labs, Inc. (a)	23,137	1,136,027
		2,211,178
MEDIA—8.0%
Cinemark Holdings, Inc.	87,852	2,586,363
IMAX Corporation (a)(b)	90,996	2,432,323
Regal Entertainment Group, Class A (b)	141,800	2,363,806
Sinclair Broadcast Group, Inc., Class A	15,109	305,806
TiVo, Inc. (a)	86,264	1,068,811
		8,757,109
METALS & MINING—0.5%
Silver Standard Resources, Inc. (a)	48,705	513,838
OIL & GAS—1.0%
LinnCo, LLC (b)	26,577	1,037,832
PERSONAL PRODUCTS—2.8%
Nu Skin Enterprises, Inc., Class A (b)	69,905	3,089,801
REAL ESTATE—13.8%
American Campus Communities, Inc.	32,821	1,488,104
Brandywine Realty Trust	89,407	1,327,694
Campus Crest Communities, Inc.	44,014	611,795
Education Realty Trust, Inc.	48,335	508,968
EPR Properties	104,827	5,456,245
Extra Space Storage, Inc.	22,542	885,224
Hersha Hospitality Trust	814,523	4,756,814
		15,034,844
SEMICONDUCTOR EQUIPMENT & PRODUCTS—1.9%
8x8, Inc. (a)	120,986	828,754
Cirrus Logic, Inc. (a)	56,992	1,296,568
		2,125,322
SOFTWARE—0.9%
MedAssets, Inc. (a)	23,828	$458,689
Verint Systems, Inc. (a)	13,436	491,086
		949,775
SPECIALTY RETAIL—2.9%
Fifth & Pacific Companies, Inc. (a)	63,437	1,197,691
Pier 1 Imports, Inc.	85,888	1,975,424
		3,173,115
TEXTILES & APPAREL—1.7%
Vera Bradley, Inc. (a)(b)	80,868	1,910,911
WIRELESS TELECOMMUNICATION SERVICES—1.0%
SBA Communications Corp., Class A (a)	14,904	1,073,386
TOTAL COMMON STOCK
(Cost $81,496,000)		107,639,898
Short Term Investments—1.6%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 04/01/13, (Dated 03/28/13), Collateralized by $1,750,000 par U.S. Treasury Note-1.375% due 11/30/2015, Market Value $1,806,200, Repurchase Proceeds $1,768,891 (Cost $1,768,889)	$1,768,889	1,768,889
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100.1%
(Cost $83,264,889)		109,408,787
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—15.2%
Money Market—15.2%
Western Asset Institutional Cash Reserves—Inst. (Cost $16,572,494)	16,572,494	16,572,494
TOTAL INVESTMENTS—115.3% (Cost $99,837,383) (d)		125,981,281
OTHER ASSETS & LIABILITIES (NET)—(15.3%)		(16,705,765)
NET ASSETS—100%		$109,275,516

The accompanying notes are an integral part of these financial statements.

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2013, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $101,097,532 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,972,857
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,089,108)
Net unrealized appreciation / (depreciation)	$24,883,749

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
March 31, 2013

Common Stock—99.5%
	Shares	Value
BEVERAGES—5.4%
Anheuser-Busch InBev SA (c)	7,087	$705,511
Coca-Cola Company (The)	117,167	4,738,233
		5,443,744
CHEMICALS—0.0%
Praxair, Inc.	298	33,239
COMMUNICATIONS EQUIPMENT—0.9%
QUALCOMM Incorporated	13,975	935,626
COMPUTERS & PERIPHERALS—9.0%
Apple, Inc.	4,924	2,179,510
EMC Corporation (a)	11,500	274,735
Hewlett-Packard Company	149,463	3,563,198
International Business Machines	14,287	3,047,417
		9,064,860
FOOD PRODUCTS—3.7%
Nestle, S.A. (c)	26,675	1,933,137
Unilever N.V.	44,487	1,823,967
		3,757,104
FOOD STAPLES & DRUG RETAILING—7.4%
Costco Wholesale Corporation	1,559	165,425
CVS Caremark Corporation	2,039	112,125
PepsiCo, Inc.	38,543	3,049,137
SYSCO Corporation	13,506	475,006
Tesco PLC (a)(c)	41,846	731,050
Wal-Mart Stores, Inc.	40,205	3,008,540
		7,541,283
HEALTH CARE EQUIPMENT & SERVICES—5.6%
Baxter International Inc.	1,386	100,679
Express Scripts, Inc. (a)	48,984	2,823,928
Intuitive Surgical, Inc. (a)	27	13,262
Medtronic, Inc.	20,414	958,641
UnitedHealth Group, Inc.	11,505	658,201
Zimmer Holdings, Inc. (a)	15,230	1,145,601
		5,700,312
HEALTH CARE PROVIDERS & SERVICES—1.1%
Henry Schein, Inc. (a)	444	41,092
Laboratory Corporation of America Holdings (a)	7,021	633,294
Quest Diagnostics Incorporated	7,974	450,133
		1,124,519
HOTELS, RESTAURANTS & LEISURE—2.3%
McDonald’s Corporation	21,699	$ 2,163,173
YUM! Brands, Inc.	2,750	197,835
		2,361,008
HOUSEHOLD PRODUCTS—5.7%
Church & Dwight Co., Inc.	5,427	350,747
Colgate-Palmolive Company	20,515	2,421,386
Procter & Gamble Company	37,637	2,900,307
Reckitt Benckiser Group plc (a)	1,070	76,505
		5,748,945
INDUSTRIAL CONGLOMERATES—0.9%
3M Company	8,741	929,255
MULTILINE RETAIL—2.6%
Target Corporation	36,021	2,465,637
TJX Companies, Inc. (The)	4,525	211,544
		2,677,181
OIL & GAS—7.4%
BP plc (c)	20,978	888,418
Chevron Corporation	29,016	3,447,681
Exxon Mobil Corporation	10,569	952,373
Royal Dutch Shell plc (c)	19,097	1,244,360
TOTAL S.A. (c)	20,367	977,209
		7,510,041
PHARMACEUTICALS & BIOTECHNOLOGY—19.1%
Abbott Laboratories	41,897	1,479,802
Amgen, Inc.	3,165	324,444
AstraZeneca PLC (c)	11,705	585,016
Bristol-Myers Squibb Company	11,409	469,937
Eli Lilly and Company	1,405	79,790
Gilead Sciences, Inc. (a)	2,405	117,677
GlaxoSmithKline plc (c)	23,679	1,110,782
Johnson & Johnson	68,151	5,556,351
Merck & Co., Inc.	8,437	373,169
Novartis AG (c)	21,356	1,521,401
Novo Nordisk A/S (c)	1,718	277,457
Pfizer, Inc.	149,276	4,308,105
Roche Holding Ltd (c)	25,319	1,483,693
Sanofi-Aventis (c)	28,313	1,446,228
Takeda Pharmaceutical Company Limited (c)	9,046	246,504
		19,380,356
SOFTWARE & SERVICES—21.6%
Cisco Systems, Inc.	212,767	$4,448,958
Google, Inc. (a)	5,860	4,653,016
MasterCard Incorporated	2,929	1,584,970
Microsoft Corporation	139,565	3,992,955
Oracle Corporation	154,246	4,988,315
SAP AG (b)(c)	12,640	1,018,026
Visa, Inc.	7,424	1,260,892
Yahoo! Inc. (a)	355	8,353
		21,955,485
TEXTILES & APPAREL—0.4%
H & M Hennes & Mauritz AB (c)	552	3,936
Nike, Inc.	7,214	425,698
		429,634
TOBACCO—5.7%
British American Tobacco p.l.c. (c)	12,870	1,377,733
Lorillard, Inc.	13,165	531,208
Philip Morris International, Inc.	41,884	3,883,066
		5,792,007
WIRELESS TELECOMMUNICATIONS—0.7%
NTT DOCOMO, Inc. (c)	47,512	706,504
TOTAL COMMON STOCK (Cost $85,945,729)		101,091,103
Short Term Investments—0.3%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 04/01/13, (Dated 03/28/13), Collateralized by $300,000 par U.S. Treasury Note-1.375% due 11/30/2015, Market Value $309,634, Repurchase Proceeds $300,954 (Cost $300,954)	$300,954	300,954
TOTAL SHORT TERM INVESTMENTS—0.3%		300,954
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—1.0%
Money Market—1.0%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,021,231)	1,021,231	$1,021,231
TOTAL INVESTMENTS—100.8% (Cost $87,267,914) (d)		$102,413,288
OTHER ASSETS & LIABILITIES (NET)—(0.8%)		(804,397)
NET ASSETS—100%		$101,608,891

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts
(d)	At March 31, 2013, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $87,871,193 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,935,075
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(392,980)
Net unrealized appreciation / (depreciation)	$14,542,095

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
March 31, 2013

Common Stock—96.1%
	Shares	Value
BRAZIL—7.0%
Banco do Brasil SA	142,212	$1,936,033
BM&F Bovespa SA	298,524	2,019,425
Companhia de Bebidas das Americas (c)	43,066	1,822,984
Embraer S.A. (c)	7,764	276,942
EZ TEC Empreendimentos e Participacoes SA	60,035	807,771
Petroleo Brasileiro SA	89,183	745,274
Petroleo Brasileiro SA (c)	84,344	1,530,844
Sao Martinho SA	14,418	203,433
Sul America SA	55,112	551,844
Vale SA	57,653	997,887
		10,892,437
CHILE—1.0%
Banco Santander Chile (c)	9,882	281,341
Compania Cervecerias Unidas SA (c)	16,650	550,782
Enersis SA (c)	40,692	782,914
		1,615,037
CHINA—11.6%
Bank of China Ltd., Class H	6,366,392	2,952,473
China Construction Bank Corporation	4,837,422	3,950,874
China Petroleum & Chemical Corporation	2,015,239	2,372,809
China Shenhua Energy Co., Ltd.	208,105	756,000
China Yuchai International Ltd.	17,977	287,452
Chongqing Rural Commercial Bank Co.	1,034,687	554,488
Dongfeng Motor Group Company Limited	780,881	1,096,482
Giant Interactive Group, Inc. (c)	106,939	695,103
Great Wall Motor Co., Ltd.	601,980	2,043,397
Industrial & Commercial Bank of China Ltd.	2,105,911	1,475,805
PetroChina Company Limited	1,383,778	1,818,262
Tencent Holdings Limited	1,600	50,869
		18,054,014
COLOMBIA—0.6%
Ecopetrol S.A. (b)(c)	17,581	958,516
CZECH REPUBLIC—0.3%
CEZ AS	18,425	540,472
HONG KONG—6.9%
Central China Real Estate Ltd.	297,371	95,387
Champion Real Estate Investment Trust	595,000	308,896
China Mobile Limited	290,779	3,077,235
China Zhongwang Holdings Limited (a)	278,800	94,099
CNOOC Limited	1,396,218	2,679,967
COSCO International Holdings Ltd.	205,193	87,494
Dairy Farm International Holdings Limited	10,800	130,680
Giordano International Limited	402,000	399,791
KWG Property Holding Limited	395,919	248,385
Lenovo Group Limited	1,267,489	1,257,259
Skyworth Digital Holdings Limited (b)	1,786,000	1,207,899
Soho China Limited (b)	1,220,979	1,016,087
Yuexiu Real Estate Investment Trust	215,088	121,916
		10,725,095
HUNGARY—0.2%
EGIS Pharmaceuticals PLC	1,899	144,186
Richter Gedeon Nyrt.	1,411	197,691
		341,877
INDIA—4.6%
Allahabad Bank	29,921	69,917
Andhra Bank	253,412	447,376
Bajaj Holdings & Investment Limited	14,136	236,944
Bank of Baroda	19,608	244,027
Chambal Fertilizers & Chemicals Ltd.	379,300	349,640
Gitanjali Gems Limited	87,208	945,088
Grasim Industries Limited	10,406	537,819
Gujarat State Fertilisers & Chemicals Limited	31,990	34,462
Hexaware Technologies Limited	145,863	226,376
Indiabulls Financial Services Limited*	172,508	839,179
Indian Bank	140,982	464,320
Oil and Natural Gas Corp. Limited	140,610	807,828
Oil India Limited	19,730	184,449
Rural Electrification Corporation Limited	172,142	668,297
South Indian Bank Limited	458,831	208,521
Syndicate Bank	166,229	337,351
Tata Chemicals Ltd.	34,131	202,211
TVS Motor Company Ltd.	155,385	92,488
UCO Bank	319,644	330,524
		7,226,817
INDONESIA—2.2%
PT AKR Corporindo Tbk	1,296,078	666,878
PT Aneka Tambang Tbk	2,183,989	307,905
PT Astra Agro Lestari Tbk	230,648	439,103
PT Bank Bukopin Tbk	3,526,000	326,566
PT Holcim Indonesia Tbk	522,500	193,568
PT Indo Tambangraya Megah Tbk	29,620	108,208
PT Indofood CBP Sukses Makmur Tbk	312,500	308,721
PT PP London Sumatra Indonesia Tbk	1,482,340	294,409
PT Telekomunikasi Indonesia Tbk	616,958	698,383
		3,343,741
ISRAEL—1.0%
First International Bank of Israel Ltd. (a)	5,585	80,050
Mizrahi Tefahot Bank Ltd. (a)	137,759	1,470,743
		1,550,793
MALAYSIA—4.5%
Affin Holdings Berhad	191,000	210,337
Berjaya Sports Toto Berhad	233,254	310,352
British American Tobacco (Malaysia) Berhad	28,544	573,000
DiGi.Com Berhad	414,051	619,104
DRB-HICOM Berhad	1,041,699	851,122
Genting Malaysia Berhad	542,209	633,876
Hong Leong Financial Group Berhad	99,655	480,816
JCY International Berhad	402,700	68,276
KLCC Property Holdings Berhad	78,800	167,448
Kuala Lumpur Kepong Berhad	58,300	393,876
Kulim (Malaysia) Berhad	237,200	278,834
Lafarge Malayan Cement Berhad	54,580	175,559
Malaysia Building Society Berhad	539,312	477,221
Parkson Holdings Berhad	169,900	257,882
Telekom Malaysia Berhad	253,578	441,397
UMW Holdings Berhad	230,093	991,261
		6,930,361
MEXICO—4.3%
Alfa S.A.B., Series A	1,046,290	2,555,701
America Movil S.A.B. de C.V., Series L	1,258,270	1,336,877
GRUMA, S.A.B. de C.V., Series B (a)	210,207	930,494
Grupo Herdez, S. A. B. de C. V., Series *	32,954	121,436
Grupo Mexico S.A.B. de C.V., Series B	299,398	1,206,895
Industrias CH, S.A.B. de C.V., Series B (a)	29,088	254,125
Organizacion Soriana S.A.B. de C.V., Series B	53,500	209,202
		6,614,730
PERU—0.3%
Banco Continental S.A.	98,675	$276,214
Intercorp Financial Services, Inc.	3,786	151,440
		427,654
PHILIPPINES—0.8%
Manila Electric Company	50,280	402,388
Megaworld Corporation	6,281,300	598,732
Rizal Commercial Banking Corporation	126,900	217,667
		1,218,787
POLAND—1.8%
KGHM Polska Miedz SA (b)	40,010	1,941,176
PGE SA	169,648	873,160
		2,814,336
RUSSIA—4.7%
Gazprom (c)	240,094	2,052,804
LUKoil (c)	41,213	2,654,117
Norilsk Nickel Mining and Metallurgical Co. (c)	32,496	548,857
Sberbank of Russia (c)	129,680	1,662,498
Severstal (d)	39,700	352,734
		7,271,010
SINGAPORE—1.6%
ComfortDelGro Corporation Limited	293,000	451,097
DBS Group Holdings Ltd.	49,000	631,952
Golden Agri-Resources Ltd.	1,459,327	682,258
Indofood Agri Resources Ltd. (b)	252,941	251,799
UOL Group Limited	93,000	523,247
		2,540,353
SOUTH AFRICA—6.7%
Barloworld Limited	77,302	807,528
FirstRand Limited	354,798	1,245,251
Fountainhead Property Trust Management Ltd.	44,420	43,382
Gold Fields Ltd. (c)	114,823	889,878
Imperial Holdings Limited (b)	66,468	1,523,096
Investec Limited	132,791	930,099
Liberty Holdings Limited (b)	87,087	1,139,081
MTN Group Limited (b)	50,835	894,750
Reunert Limited	31,269	261,585
RMB Holdings Ltd.	254,948	1,156,019
Sasol Ltd.	27,651	1,227,687
Sibanye Gold Limited (a)(c)	28,705	162,183
Tongaat Hulett Limited	9,294	145,319
		10,425,858
SOUTH KOREA—16.1%
Daelim Industrial Co., Ltd.	15,552	1,281,789
Daishin Securities Company	17,151	151,223
Daou Technology, Inc.	89,225	1,423,462
GS Home Shopping, Inc.	642	110,674
Hyundai Motor Company	9,262	1,864,720
KCC Corporation	2,160	593,097
Kia Motors Corporation	10,609	530,164
Korea Exchange Bank	76,230	513,179
Korea Zinc Co., Ltd.	4,253	1,349,370
KT&G Corporation	23,246	1,600,435
LG Display Co., Ltd. (a)	25,110	719,943
Meritz Fire & Marine Insurance Co., Ltd.	5,460	58,644
Nong Shim Co., Ltd.	3,114	873,241
Samsung Electronics Co., Ltd.	6,129	8,411,813
Samsung Heavy Industries Co., Ltd.	42,521	1,329,976
SK Holdings Co., Ltd.	12,490	1,914,026
SK Innovation Co., Ltd.	11,997	1,746,822
SK Telecom Co., Ltd. (c)	34,465	615,889
		25,088,467
TAIWAN—12.1%
ASUSTeK Computer, Inc.	145,488	1,739,385
Chailease Holding Co., Ltd.	108,000	299,413
Chicony Electronics Co., Ltd.	142,271	374,441
Chunghwa Telecom Co., Ltd.	483,600	1,500,814
Compal Electronics, Inc.	739,765	524,472
Farglory Land Development Co., Ltd.	306,302	567,482
Formosa Chemicals & Fiber Corporation	191,000	439,455
Highwealth Construction Corp.	162,916	341,060
Hon Hai Precision Industry Co., Ltd.	387,372	1,079,110
Lite-On Technology Corp.	807,844	1,302,168
MStar Semiconductor, Inc.	31,000	253,992
Pegatron Corporation (a)	832,416	1,286,100
Phison Electronics Corp.	133,015	1,023,107
Pou Chen Corporation	854,631	926,011
President Chain Store Corp.	105,915	587,974
Radiant Opto-Electronics Corporation	251,990	990,179
Taiwan Semiconductor Manufacturing Co., Ltd.	845,270	2,840,887
TECO Electric & Machinery Co., Ltd.	1,198,983	966,324
U-Ming Marine Transport Corporation	135,246	211,219
Uni-President Enterprises Corporation	508,702	962,880
United Microelectronics Corporation	1,381,401	517,405
		18,733,878
THAILAND—4.8%
Bangkok Bank PCL (e)	151,836	1,176,943
CP ALL PCL	1,247,712	1,970,520
Electricity Generating PCL	62,179	331,225
Kiatnakin Bank PCL	199,500	470,053
Krung Thai Bank PCL	3,225,613	2,753,639
Siam Makro PCL	40,295	732,011
		7,434,391
TURKEY—3.0%
Arcelik AS	120,877	868,417
Eis Eczacibasi Ilac Ve Sinai	131,796	186,459
Ford Otomotiv Sanayi AS	27,935	406,019
Tekfen Holding AS	57,812	246,009
Tofas Turk Otomobil Fabrikasi AS	153,067	1,103,910
Tupras—Turkiye Petrol Rafinerileri AS	31,228	949,179
Turkiye Sise ve Cam Fabrikalari AS	406,101	702,457
Ulker Biskuvi Sanayi AS	28,244	213,059
		4,675,509
TOTAL COMMON STOCK
(Cost $126,630,031)		149,424,133
Preferred Stock—3.2%
BRAZIL—3.2%
Banco Bradesco SA	30,589	517,920
Banco do Estado do Rio Grande do Sul SA	71,030	617,178
Eletropaulo Metropolitana SA	40,680	199,532
Itau Unibanco Holding SA	47,563	848,956
Klabin SA	143,881	995,432
Vale SA, Class A	110,271	1,817,843
TOTAL PREFERRED STOCK
(Cost $6,004,571)		4,996,861

Short Term Investments—0.4%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .01%, 04/01/13, (Dated 03/28/13), Collateralized by $675,000 par U.S. Treasury Note-1.375% due 11/30/2015, Market Value $696,677, Repurchase Proceeds $679,946 (Cost $679,945)	$679,945	$679,945
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $133,314,547)		155,100,939
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—5.0%
Money Market—5.0%
Western Asset Institutional Cash Reserves—Inst.
(Cost $7,753,114)	7,753,114	7,753,114
TOTAL INVESTMENTS—104.7% (Cost $141,067,661) (f)		162,854,053
OTHER ASSETS & LIABILITIES (Net)—(4.7%)		(7,421,978)
NET ASSETS—100%		$155,432,075

*	Fair valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.54% of net assets as of March 31, 2013.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non-Voting Depository Receipts
(f)	At March 31, 2013, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $141,954,150 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$33,736,739
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,836,836)
Net unrealized appreciation / (depreciation)	$ 20,899,903

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	25.5%
Information Technology	15.5%
Energy	14.4%
Consumer Discretionary	12.1%
Industrials	8.1%
Materials	8.0%
Consumer Staples	7.3%
Telecommunication Services	5.9%
Utilities	2.2%
Health Care	0.3%
Cash and Other Assets (Net)	0.7%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
March 31, 2013

Common Stock—85.1%
	Shares	Value
AUSTRALIA—2.0%
BHP Billiton Ltd. (b)	303,700	$17,632,822
BELGIUM—1.8%
Solvay S.A.	116,647	15,824,925
CANADA—2.5%
Methanex Corporation	535,307	21,789,688
FINLAND—5.8%
Kone OYJ, Class B	239,400	18,859,810
Konecranes OYJ	455,280	15,054,086
YIT OYJ	840,216	17,532,462
		51,446,358
FRANCE—6.2%
Christian Dior S.A.	109,173	18,140,452
Imerys S.A.	275,883	17,992,924
Maurel et Prom	1,005,806	17,603,891
Transgene S.A. (a)	142,827	1,520,420
		55,257,687
GERMANY—14.3%
BASF SE	198,900	17,449,430
Deutsche Telekom AG	1,760,815	18,644,711
Freenet AG	714,939	17,401,688
Hannover Ruck SE	219,400	17,239,143
Muenchener Rueckvers AG	100,930	18,909,244
Symrise AG	446,150	17,708,366
Wincor Nixdorf AG	382,950	19,055,150
		126,407,732
HONG KONG- 1.3%
Guangdong Investment Limited	12,897,800	11,331,568
INDIA—2.5%
Infosys Technologies Ltd. (b)	416,745	22,466,723
IRELAND—3.7%
Anglo Irish Bank Corporation plc (a)	374,908	—
CRH plc	764,908	16,913,790
Greencore Group plc	9,781,283	15,706,409
		32,620,199
ISRAEL—2.4%
Teva Pharmaceuticals SP (b)	544,919	21,622,386
ITALY—3.0%
Lottomatica Group SpA	812,365	$19,121,073
Trevi Finanziaria SpA	1,131,526	7,773,506
		26,894,579
JAPAN—8.0%
Asahi Group Holdings Ltd.	715,900	17,124,645
KDDI Corporation	464,200	19,107,147
Meiji Holdings Co., Ltd.	345,600	16,044,927
Showa Denko K.K.	12,144,000	18,212,125
		70,488,844
NORWAY—2.0%
DnB Bank ASA	1,178,592	17,307,570
SOUTH AFRICA—1.9%
Sasol Ltd.	380,435	16,891,083
SOUTH KOREA—2.5%
Samsung Electronics Company Ltd.	16,285	22,350,526
SWEDEN—6.1%
Duni AB	1,179,500	11,247,155
Investor AB, Class B	621,556	17,990,901
Loomis AB-B	305,900	5,692,694
Svenska Handelsbanken AB, Class A	447,400	19,163,473
		54,094,223
SWITZERLAND—2.2%
Novartis AG	277,850	19,790,889
THAILAND—2.1%
Thai Oil PCL	8,271,400	18,500,143
UNITED KINGDOM—14.8%
Barratt Developments plc (a)	5,339,856	22,224,872
BBA Aviation plc	1,524,038	5,959,005
Bellway plc	966,606	19,036,634
Persimmon plc	1,244,373	20,198,959
Rexam plc	2,458,530	19,692,401
Standard Chartered PLC	742,141	19,196,818
Taylor Wimpey plc	17,822,024	24,599,235
		130,907,924
TOTAL COMMON STOCK (Cost $649,954,463)		753,625,869

Short Term Investments—15.2%
	Par Value	Value
Commercial Paper—5.6%
Exxon Mobil Corp. 0.02%, due 4/01/13 (Cost $50,000,000)	$50,000,000	$50,000,000
Total Commercial Paper		50,000,000
Money Market—9.6%
State Street Global Advisors FDS (Cost $84,750,083)	84,750,083	84,750,083
TOTAL SHORT TERM INVESTMENTS—15.2%		134,750,083
TOTAL INVESTMENTS—100.3%
(Cost $784,704,546) (c)		888,375,952
OTHER ASSETS & LIABILITIES (NET)—(0.3%)		(2,901,352)
NET ASSETS—100%		$885,474,600

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
(c)	At March 31, 2013, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $787,500,228 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$139,681,045
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(38,805,321)
Net unrealized appreciation / (depreciation)	$100,875,724

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Materials	18.4%
Consumer Discretionary	15.2%
Financials	12.4%
Industrials	8.0%
Information Technology	7.2%
Telecommunication Services	6.2%
Energy	6.0%
Consumer Staples	5.5%
Health Care	4.9%
Utilities	1.3%
Other Assets & Liabilities	14.9%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2013

Common Stock—82.4%
	Shares	Value
AUSTRALIA—0.3%
Austal Limited	552,530	$383,067
BELGIUM—1.8%
Kinepolis Group	15,900	2,000,884
BRAZIL—2.6%
Equatorial Energia SA	296,237	2,982,424
CANADA—1.0%
Astral Media, Inc.	22,800	1,100,558
CHINA—2.6%
China Hongxing Sports Limited* (a)	10,258,400	82,689
Sichuan Expressway Company Limited	4,380,960	1,422,197
Xinhua Winshare Publishing and Media Co., Ltd.	2,701,500	1,496,454
		3,001,340
FRANCE—1.2%
Bonduelle SA	55,600	1,407,214
GERMANY- 2.7%
Freenet AG	127,700	3,108,231
HONG KONG—6.3%
Samson Holding Ltd.	10,475,800	1,997,280
Texwinca Holdings Limited	1,720,300	1,815,006
VST Holdings Ltd.	7,922,800	2,061,674
VTech Holdings Limited	115,700	1,413,711
		7,287,671
INDIA—2.1%
KRBL Ltd.	1,475,200	590,351
LIC Housing Finance Ltd.	146,600	607,844
Manappuram General Finance and Leasing Ltd.	1,064,700	423,137
NIIT Technologies Ltd.	83,400	435,644
South Indian Bank Ltd.	553,320	251,463
Usha Martin Group Ltd.	323,760	131,053
		2,439,492
IRELAND—7.7%
Glanbia plc	189,900	2,258,299
Greencore Group plc	1,379,652	2,215,392
IFG Group plc	829,985	1,513,412
United Drug plc	705,359	2,905,767
		8,892,870
ITALY—3.0%
De’Longhi SpA	118,910	$ 1,875,061
Trevi Finanziaria SpA	233,100	1,601,381
		3,476,442
JAPAN—9.9%
BML, Inc.	98,700	2,644,387
Chugoku Marine Paints Ltd.	445,600	2,360,230
Daicel Corporation	312,500	2,479,526
DaiichiKosho Co., Ltd.	83,600	2,243,382
Unipres Corporation	73,900	1,693,050
		11,420,575
NORWAY—6.2%
ABG Sundal Collier Holding ASA	1,859,000	1,513,973
SpareBank 1SMN	247,265	1,962,858
SpareBank 1 SR-Bank ASA	243,300	2,085,727
SpareBank Nord-Norge	250,931	1,630,567
		7,193,125
PHILIPPINES—3.5%
Manila Water Company, Inc.	4,081,170	4,000,167
SINGAPORE—3.9%
Breadtalk Group Ltd.	2,815,100	2,144,341
M1 Ltd.	987,300	2,355,641
		4,499,982
SOUTH AFRICA—1.3%
Clicks Group Limited	232,300	1,468,325
SWEDEN—4.4%
Duni AB	156,400	1,491,356
Loomis AB	82,300	1,531,575
Nolato AB	129,700	2,014,719
		5,037,650
SWITZERLAND—1.9%
Vetropack Holding AG	1,086	2,178,996
TAIWAN—1.5%
Holtek Semiconductor Inc.	1,508,600	1,775,863
THAILAND—5.2%
Hana Microelectronics PCL	2,059,080	$ 1,757,794
Ratchaburi Electricity Generating Holding PCL	1,220,000	2,478,743
Thai Union Frozen Products PCL	821,274	1,787,817
		6,024,354
UNITED KINGDOM—13.3%
Alternative Networks plc	488,200	2,357,358
BBA Aviation plc	419,011	1,638,337
Character Group plc	496,900	954,465
Clarkson plc	64,500	1,522,968
Galliford Try plc	193,828	2,701,842
Halfords Group plc	266,687	1,306,777
The Restaurant Group plc	250,600	1,780,471
Vitec Group plc	151,582	1,506,461
Wetherspoon (J.D.) plc	196,400	1,602,953
		15,371,632
TOTAL COMMON STOCK		95,050,862
(Cost $72,513,947)
Preferred Stock—1.9%
GERMANY—1.9%
Dräegerwerk AG	16,900	2,186,404
(Cost $821,879)
P-Notes—3.9%
INDIA—3.9%
KRBL Limited	1,679,000	671,936
LIC Housing Finance	204,200	846,674
NIIT Technologies	276,900	1,446,415
South Indian Bank	2,535,250	1,152,271
Usha Martin Group	807,100	326,714
(Cost $2,692,091)		4,444,010

Short Term Investments—11.5%
	Par Value	Value
Money Market—11.5%
State Street Global Advisors FDS
(Cost $13,268,135)	$13,268,135	$13,268,135
TOTAL SHORT TERM INVESTMENTS—11.5%		13,268,135
TOTAL INVESTMENTS—99.7%
(Cost $89,296,052) (b)		114,949,411
OTHER ASSETS & LIABILITIES (NET)—0.3%		315,950
NET ASSETS—100%		$115,265,361

*	Fair valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.07% of net assets as of March 31, 2013.
(a)	Non-income producing security
(b)	At March 31, 2013, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $89,421,756 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$32,566,867
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,039,212)
Net unrealized appreciation / (depreciation)	$25,527,655

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	21.2%
Financials	10.4%
Consumer Staples	9.6%
Information Technology	9.4%
Industrials	9.4%
Utilities	8.2%
Telecommunication Services	6.8%
Health Care	6.7%
Materials	6.5%
Cash and Other Assets	11.8%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

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PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013
	Small Cap	Quality
Assets:
Investments at value (Includes collateral from securities on loan of $16,572,494; $1,021,231; $7,753,114; $0; $0, respectively)* (Note 2)	$124,212,392	$102,112,334
Repurchase agreements/commercial paper	1,768,889	300,954
Foreign currency at value (Cost $104,952 for Emerging Markets, $1,307,192 for Foreign Value, and $1 for Foreign Value Small Cap)	—	—
Cash	5,636	20,717
Dividend, interest and foreign tax reclaims receivable	144,452	315,951
Receivable for investments sold	—	3,912
Receivable for shares of beneficial interest sold	2,753	—
Total Assets	$126,134,122	$102,753,868
Liabilities:
Payable for investments purchased	$105,753	$—
Payable for shares of beneficial interest repurchased	—	—
Payable for compensation of manager (Note 3)	91,739	61,779
Payable for distribution fees (Note 3)	21,260	20,798
Payable to custodian	4,075	3,938
Payable to transfer agent (Note 3)	19,257	17,706
Payable for collateral received for securities loaned	16,572,494	1,021,231
Other accrued expenses and liabilities	44,028	19,525
Total Liabilities	$16,858,606	$1,144,977
Net Assets	$109,275,516	$101,608,891

*	Includes securities on loan to brokers with market value of $16,212,564; $1,017,945; $7,220,017; $0; $0, respectively.

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2013

Emerging Markets	Foreign Value	Foreign Value Small Cap

$162,174,108	$838,375,952	$114,949,411
679,945	50,000,000	—

103,970	1,307,192	1
99,349	339,847	—
412,865	3,221,995	460,935
—	—	14,826
16,328	1,187,101	—
$163,486,565	$894,432,087	$115,425,173

$—	$7,560,670	$—
73,692	255,261	—
132,016	735,720	96,903
29,784	145,894	19,505
16,211	22,025	5,441
26,676	142,968	19,504
7,753,114	—	—
22,997	94,949	18,459
$8,054,490	$8,957,487	$159,812
$155,432,075	$885,474,600	$115,265,361

The accompanying notes are an integral part of these financial statements.
PEAR TREE FUNDS STATEMENT OF ASSETS AND LIABILITIES (continued) March 31, 2013	Small Cap	Quality
Net Assets Consist Of:
Shares of beneficial interest	$94,777,148	$91,135,619
Undistributed net investment income/(loss)	(333,012)	321,529
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	(11,312,518)	(4,993,631)
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	26,143,898	15,145,374
Net Assets	$109,275,516	$101,608,891
Investments at cost	$99,837,383	$87,267,914
Net assets
Ordinary Shares	$101,275,451	$98,032,813
Institutional Shares	$8,000,065	$3,576,078
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	4,501,934	6,184,442
Institutional Shares	313,933	215,678
Net asset value and offering price per share**
Ordinary Shares	$22.50	$15.85
Institutional Shares	$25.48	$16.58

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2013

Emerging Markets	Foreign Value	Foreign Value Small Cap

$162,714,447	$1,018,345,389	$89,919,056
1,821,344	6,113,730	1,194,780

(30,882,038)	(242,589,710)	(1,500,557)

21,778,322	103,605,191	25,652,082
$155,432,075	$885,474,600	$115,265,361
$141,067,661	$784,704,546	$89,296,052

$140,267,174	$705,210,036	$92,806,280
$15,164,901	$180,264,564	$22,459,081

5,954,264	44,542,840	8,840,040
635,055	11,390,198	2,136,374

$23.56	$15.83	$10.50
$23.88	$15.83	$10.51

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
For the Year/Period Ended March 31, 2013

	Small Cap	Quality
Investment Income:
Dividends*	$1,241,561	$2,438,579
Interest	282	49
Sec Lending Income	200,452	—
Total Investment Income	$1,442,295	$2,438,628
Expenses:
Compensation of manager (Note 3)	981,729	947,952
Distribution fees, Ordinary Shares (Note 3)	229,348	230,056
Administrative Fees (Note 3)	32,065	30,900
Custodian and fund accounting fees	43,254	41,930
Regulatory and Compliance (Note 3)	19,141	18,466
Transfer agent fees (Note 3):
Ordinary Shares	153,861	153,118
Institutional Shares	10,682	4,639
Audit and legal	27,318	26,155
Registration fees	31,415	24,159
Insurance	21,686	15,076
Compensation of trustees (Note 3)	12,577	12,137
Printing	9,742	9,388
Miscellaneous	10,524	11,902
Total expenses before waivers/reimbursements/reductions	1,583,342	1,525,878
Waivers and/or reimbursements of expenses (Note 3)	—	(153,265)
Fees reduced by credits allowed by custodian (Note 3)	—	—
Expenses, Net	$1,583,342	$1,372,613
Net investment income/(loss)	$(141,047)	$1,066,015
Realized and unrealized gain/(loss) on investments,
foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	$10,316,847	$4,533,151
Foreign denominated assets, liabilities, and currency	—	—
Change in unrealized appreciation/(depreciation) of:
Investments	180,132	4,956,354
Foreign denominated assets, liabilities, and currency	—	—
Net realized and unrealized gain/(loss) on investment and foreign currency	10,496,979	9,489,505
Net increase/(decrease) in net assets resulting from operations	$10,355,932	$10,555,520

*
Dividends are net of withholding taxes of $5,354 for Small Cap, and $61,096 for Quality, net of foreign withholding taxes of $667,511 for Emerging Markets, $1,611,301 for Foreign Value, and $190,564 for Foreign Value Small Cap.

PEAR TREE FUNDS

STATEMENT OF OPERATIONS (continued)
For the Year/Period Ended March 31, 2013

Emerging Markets	Foreign Value	Foreign Value Small Cap

$5,130,128	$15,796,199	$3,108,376
39	56,339	672
96,234	—	—
$5,226,401	$15,852,538	$3,109,048

1,530,028	6,082,874	965,507
345,565	1,196,629	192,847
50,434	186,494	30,961
270,555	273,000	79,900
30,148	110,383	18,433

229,810	792,274	127,759
24,240	212,629	31,807
53,083	145,808	27,166
35,923	53,479	37,078
20,003	67,658	7,542
19,809	72,260	12,095
15,333	55,243	9,323
21,385	65,549	11,334

2,646,316	9,314,280	1,551,752
—	—	—
—	—	—
$2,646,316	$9,314,280	$1,551,752
$2,580,085	$6,538,258	$1,557,296

$(4,254,704)	$19,962,626	$1,286,383
(52,312)	(423,308)	(54,231)

9,403,466	83,180,553	14,268,461
95,005	513,664	98,412

5,191,455	103,233,535	15,599,025

$7,771,540	$109,771,793	$17,156,321

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	___________ Small Cap ___________
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(141,047)	$(440,739)
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	10,316,847	9,436,737
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	180,132	(8,042,519)
Net increase/(decrease) from operations	$10,355,932	$953,479
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(236,963)
Institutional shares	—	(27,904)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(264,867)

Fund share transactions (Note 8)	(3,191,522)	(20,058,907)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$7,164,410	$(19,370,295)
Net assets beginning of period	102,111,106	121,481,401
Net assets end of period*	$109,275,516	$102,111,106
* Includes undistributed net investment income/(loss) of:	$(333,012)	$(250,024)

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	______________ Quality ______________
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,066,015	$1,008,186
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	4,533,151	2,984,631
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	4,956,354	9,457,654
Net increase/(decrease) from operations	$10,555,520	$13,450,471
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,005,173)	$(767,633)
Institutional shares	(35,923)	(11,723)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(1,041,096)	$(779,356)

Fund share transactions (Note 8)	(3,020,891)	18,714,889
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$6,493,533	$31,386,004
Net assets beginning of period	95,115,358	63,729,354
Net assets end of period*	$101,608,891	$95,115,358
* Includes undistributed net investment income/(loss) of:	$321,529	$296,610

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	__________ Emerging Markets __________
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,580,085	$2,935,954
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(4,307,016)	9,264,704
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	9,498,471	(26,146,156)
Net increase/(decrease) from operations	$7,771,540	$(13,945,498)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,974,284)	$(3,007,245)
Institutional shares	(244,086)	(270,340)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(2,218,370)	$(3,277,585)

Fund share transactions (Note 8)	(10,891,444)	(9,659,603)
Contributions to capital from investment manager/brokers	272	—

Increase/(decrease) in net assets	$(5,338,002)	$(26,882,686)
Net assets beginning of period	160,770,077	187,652,763
Net assets end of period*	$155,432,075	$160,770,077
* Includes undistributed net investment income/(loss) of:	$1,821,344	$1,511,941

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	___________ Foreign Value ___________
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$6,538,258	$4,061,945
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	19,539,318	(40,002,280)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	83,694,217	10,913,820
Net increase/(decrease) from operations	$109,771,793	$(25,026,515)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(2,944,067)	$(1,725,884)
Institutional shares	(1,288,826)	(716,459)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$(4,232,893)	$(2,442,343)

Fund share transactions (Note 8)	295,815,079	63,247,944
Contributions to capital from investment manager/brokers	1,021	—

Increase/(decrease) in net assets	$401,355,000	$35,779,086
Net assets beginning of period	484,119,600	448,340,514
Net assets end of period*	$885,474,600	$484,119,600
* Includes undistributed net investment income/(loss) of:	$6,113,730	$4,231,673

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value ____________ Small Cap ____________
	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,557,296	$2,038,408
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	1,232,152	(1,477,024)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	14,366,873	(9,129,119)
Net increase/(decrease) from operations	$17,156,321	$(8,567,735)
Distributions to shareholders from:
Net investment income
Ordinary shares	$(1,309,405)	$(674,094)
Institutional shares	(367,559)	(250,427)
Net realized gains
Ordinary shares	—	(6,678,061)
Institutional shares	—	(1,935,417)
Total distributions	$(1,676,964)	$(9,537,999)

Fund share transactions (Note 8)	6,481,643	9,130,510
Contributions to capital from investment manager/brokers	$—	$—

Increase/(decrease) in net assets	$21,961,000	$(8,975,224)
Net assets beginning of period	93,304,361	102,279,585
Net assets end of period*	$115,265,361	$93,304,361
* Includes undistributed net investment income/(loss) of:	$1,194,780	$1,368,679

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

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PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$20.36	$19.92	$16.45	$10.22	$19.45
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.03)	(0.08)	0.04	0.11	0.06
Net realized and unrealized gain/(loss) on securities	2.17	0.57	3.52	6.15	(9.23)
Total from Investment Operations	2.14	0.49	3.56	6.26	(9.17)
Less Distributions:
Dividends from net investment income	—	(0.05)	(0.09)	(0.03)	—
Distributions from realized capital gains	—	—	—	—	(0.06)
Total Distributions	—	(0.05)	(0.09)	(0.03)	(0.06)
Net Asset Value, End of Period	$22.50	$20.36	$19.92	$16.45	$10.22
Total Return	10.51%	2.48%	21.69%	61.27%	(47.11)%(c)
Net Assets, End of Period (000’s)	$101,275	$95,870	$113,675	$99,444	$61,943
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.63%	1.67%	1.64%	1.65%	1.64%
Net	1.63%	1.67%	1.64%	1.65%	1.64%
Ratio of net investment income (loss) to average net assets (b)	(0.16)%	(0.44)%	0.23%	0.81%	0.31%
Portfolio Turnover	54%	53%	71%	50%	72%

The accompanying notes are an integral part of these financial statements.

PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$23.00	$22.50	$18.56	$11.51	$21.86
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.02	(0.04)	0.09	0.20	0.10
Net realized and unrealized gain/(loss) on securities	2.46	0.63	3.98	6.91	(10.39)
Total from Investment Operations	2.48	0.59	4.07	7.11	(10.29)
Less Distributions:
Dividends from net investment income	—	(0.09)	(0.13)	(0.06)	—
Distributions from realized capital gains	—	—	—	—	(0.06)
Total Distributions	—	(0.09)	(0.13)	(0.06)	(0.06)
Net Asset Value, End of Period	$25.48	$23.00	$22.50	$18.56	$11.51
Total Return	10.78%	2.69%	21.98%	61.83%	(47.04)%(c)
Net Assets, End of Period (000’s)	$8,000	$6,242	$7,806	$7,146	$7,281
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.38%	1.42%	1.39%	1.41%	1.42%
Net	1.38%	1.42%	1.39%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets (b)	0.07%	(0.19)%	0.48%	1.35%	0.48%
Portfolio Turnover	54%	53%	71%	50%	72%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.33	$12.36	$11.37	$8.24	$14.07
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.16(b)	0.17(b)	0.09(b)	0.05	(0.04)
Net realized and unrealized gain/(loss) on securities	1.52	1.92	1.01	3.10	(5.78)
Total from Investment Operations	1.68	2.09	1.10	3.15	(5.82)
Less Distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.16)	(0.12)	(0.11)	(0.02)	(0.01)
Net Asset Value, End of Period	$15.85	$14.33	$12.36	$11.37	$8.24
Total Return	11.85%	16.99%	9.78%(d)	38.30%(d)	(41.36)%(d)
Net Assets, End of Period (000’s)	$98,033	$92,557	$62,920	$54,213	$43,014
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.62%	1.66%	1.93%	2.10%	2.71%
Net including dividend and interest expense for securities sold short	1.46%	1.51%	1.89%	2.10%	2.71%
Net excluding dividend and interest expense for securities sold short	1.46%	1.51%	1.85%	1.92%	1.98%
Ratio of net investment income (loss) to average net assets (c)	1.11%	1.28%	0.84%	0.50%	(0.38)%
Portfolio Turnover Excluding Short Positions	40%	68%	283%(f)	191%(f)	207%(f)

Note: This fund changed its investment strategy on January 27, 2011.

The accompanying notes are an integral part of these financial statements.

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.95	$12.85	$11.80	$8.54	$14.71
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.24(b)	0.25(b)	0.12(b)	0.08	(0.10)
Net realized and unrealized gain/(loss) on securities	1.59	1.99	1.06	3.22	(6.02)
Total from Investment Operations	1.83	2.24	1.18	3.30	(6.12)
Less Distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Distributions from realized capital gains	—	—	—	—	—
Total Distributions	(0.20)	(0.14)	(0.13)	(0.04)	(0.05)
Net Asset Value, End of Period	$16.58	$14.95	$12.85	$11.80	$8.54
Total Return	12.37%	17.57%	10.07%(d)	38.71%(d)	(41.66)%(d)
Net Assets, End of Period (000’s)	$3,576	$2,558	$809	$591	$584
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.35%	1.41%	1.71%	1.81%	3.19%
Net including dividend and interest expense for securities sold short	1.01%	1.00%	1.67%	1.81%	3.19%
Net excluding dividend and interest expense for securities sold short	1.01%	1.00%	1.63%	1.63%	2.46%
Ratio of net investment income (loss) to average net assets (c)	1.58%	1.85%	1.08%	0.75%	(0.86)%
Portfolio Turnover Excluding Short Positions	40%	68%	283%(f)	191%(f)	207%(f)
Note: This Fund changed its investment strategy on January 27, 2011.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f)	Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.67	$25.18	$21.23	$12.06	$27.04
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.37	0.41	0.24	0.18	0.33
Net realized and unrealized gain/(loss) on securities	0.85	(2.44)	3.96	9.05	(14.76)
Total from Investment Operations	1.22	(2.03)	4.20	9.23	(14.43)
Less Distributions:
Dividends from net investment income	(0.33)	(0.48)	(0.25)	(0.06)	(0.43)
Distributions from realized capital gains	—	—	—	—	(0.12)
Total Distributions	(0.33)	(0.48)	(0.25)	(0.06)	(0.55)
Net Asset Value, End of Period	$23.56	$22.67	$25.18	$21.23	$12.06
Total Return	5.41%	(7.80)%	19.86%	76.56%	(53.27)%(c)
Net Assets, End of Period (000’s)	$140,267	$145,201	$176,386	$205,727	$164,133
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.76%	1.76%	1.77%	1.74%	1.67%
Net	1.76%	1.76%	1.77%	1.74%	1.67%
Ratio of net investment income (loss) to average net assets (b)	1.66%	1.80%	1.05%	0.99%	1.66%
Portfolio Turnover	25%	56%	68%	120%	67%

The accompanying notes are an integral part of these financial statements.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$22.97	$25.53	$21.48	$12.19	$27.46
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.43	0.41	0.42	0.27	0.34
Net realized and unrealized gain/(loss) on securities	0.87	(2.42)	3.89	9.11	(14.98)
Total from Investment Operations	1.30	(2.01)	4.31	9.38	(14.64)
Less Distributions:
Dividends from net investment income	(0.39)	(0.55)	(0.26)	(0.09)	(0.51)
Distributions from realized capital gains	—	—	—	—	(0.12)
Total Distributions	(0.39)	(0.55)	(0.26)	(0.09)	(0.63)
Net Asset Value, End of Period	$23.88	$22.97	$25.53	$21.48	$12.19
Total Return	5.69%	(7.56)%	20.14%	77.02%	(53.17)%
Net Assets, End of Period (000’s)	$15,165	$15,569	$11,267	$26,247	$25,664
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.49%	1.52%	1.51%	1.50%	1.48%
Net	1.49%	1.52%	1.51%	1.50%	1.48%
Ratio of net investment income (loss) to average net assets (b)	1.92%	1.81%	1.94%	1.48%	1.82%
Portfolio Turnover	25%	56%	68%	120%	67%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.64	$14.68	$12.45	$6.97	$19.87
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.15	0.12	0.07	0.13	0.35
Net realized and unrealized gain/(loss) on securities	2.12	(1.09)	2.31	5.71	(11.53)
Total from Investment Operations	2.27	(0.97)	2.38	5.84	(11.18)
Less Distributions:
Dividends from net investment income	(0.08)	(0.07)	(0.15)	(0.36)	(0.11)
Distributions from realized capital gains	—	—	—	—	(1.61)
Total Distributions	(0.08)	(0.07)	(0.15)	(0.36)	(1.72)
Net Asset Value, End of Period	$15.83	$13.64	$14.68	$12.45	$6.97
Total Return	16.73%	(6.55)%	19.17%(c)	84.05%(c)	(55.95)%(c)
Net Assets, End of Period (000’s)	$705,210	$386,011	$369,550	$369,626	$193,798
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.59%	1.64%	1.62%	1.62%	1.62%
Net	1.59%	1.64%	1.62%	1.62%	1.62%
Ratio of net investment income (loss) to average net assets (b)	1.04%	0.93%	0.56%	1.17%	2.49%
Portfolio Turnover	10%	18%	9%	24%	20%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.63	$14.68	$12.45	$6.98	$19.98
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.17	0.14	0.10	0.14	0.38
Net realized and unrealized gain/(loss) on securities	2.15	(1.09)	2.31	5.71	(11.60)
Total from Investment Operations	2.32	(0.95)	2.41	5.85	(11.22)
Less Distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.18)	(0.38)	(0.17)
Distributions from realized capital gains	—	—	—	—	(1.61)
Total Distributions	(0.12)	(0.10)	(0.18)	(0.38)	(1.78)
Net Asset Value, End of Period	$15.83	$13.63	$14.68	$12.45	$6.98
Total Return	17.07%	(6.34)%	19.48%(c)	84.12%(c)	(55.85)%(c)
Net Assets, End of Period (000’s)	$180,265	$98,109	$78,790	$68,067	$47,090
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.33%	1.39%	1.37%	1.37%	1.38%
Net	1.33%	1.39%	1.37%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets (b)	1.22%	1.07%	0.79%	1.29%	2.77%
Portfolio Turnover	10%	18%	9%	24%	20%
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(d)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	Period Ended March 31,
	2013	2012	2011	2010	2009*
Net Asset Value, Beginning of Period	$9.02	$11.19	$10.28	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.14	0.21	0.09	0.07	0.03(b)
Net realized and unrealized gain/(loss) on securities	1.50	(1.29)	1.25	5.42	(5.15)
Total from Investment Operations	1.64	(1.08)	1.34	5.49	(5.12)
Less Distributions:
Dividends from net investment income	(0.16)	(0.10)	(0.08)	(0.03)	(0.04)
Distributions from realized capital gains	—	(0.99)	(0.35)	—	(0.02)
Total Distributions	(0.16)	(1.09)	(0.43)	(0.03)	(0.06)
Net Asset Value, End of Period*	$10.50	$9.02	$11.19	$10.28	$4.82
Total Return	18.34%	(8.20)%	13.12%(d)	114.00%(d)	(51.25)%(d)
Net Assets, End of Period (000’s)	$92,806	$72,737	$78,307	$124,971	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.66%	1.70%	1.69%	1.64%	2.00%**
Net	1.66%	1.70%	1.69%	1.64%	1.97%**
Ratio of net investment income (loss) to average net assets (c)	1.55%	2.14%	0.82%	0.82%	0.66%**
Portfolio Turnover	9%	22%	54%	14%	10%

The accompanying notes are an integral part of these financial statements.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)
(For a share outstanding throughout each period)

	Institutional Shares
	Years Ended March 31,
	2013	2012	2011	2010	2009*
Net Asset Value, Beginning of Period	$9.03	$11.21	$10.30	$4.82	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.17	0.24	0.09	0.11	0.07(b)
Net realized and unrealized gain/(loss) on securities	1.49	(1.30)	1.28	5.41	(5.19)
Total from Investment Operations	1.66	(1.06)	1.37	5.52	(5.12)
Less Distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.11)	(0.04)	(0.04)
Distributions from realized capital gains	—	(0.99)	(0.35)	—	(0.02)
Total Distributions	(0.18)	(1.12)	(0.46)	(0.04)	(0.06)
Net Asset Value, End of Period*	$10.51	$9.03	$11.21	$10.30	$4.82
Total Return	18.59%	(7.99)%	13.40%(d)	114.55%(d)	(51.20)%(d)
Net Assets, End of Period (000’s)	$22,459	$20,567	$23,973	$8,103	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.41%	1.43%	1.44%	1.43%	1.88%**
Net	1.41%	1.43%	1.44%	1.43%	1.85%**
Ratio of net investment income (loss) to average net assets (c)	1.88%	2.45%	0.92%	1.27%	1.10%**
Portfolio Turnover	9%	22%	54%	14%	10%
*	Fund commenced operations May 1, 2008.
**	Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)	Ratios of expenses to average net assets:
— Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
— Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

Pear Tree Funds, formerly known as Quantitative Group of Funds d/b/a “Quant Funds” (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has five series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Pear Tree Columbia Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

During the periods covered by these financial statements, each Fund was classified as a “non-diversified company” within the meaning of the 1940 Act. Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting, redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Fund’s prospectus. Please refer to those documents when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Board of Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at March 31, 2013
	Level 1	Level 2	Level 3	Total
Small Cap Fund
Common Stock*	$90,967,445	$—	$—	$90,967,445
Depository Receipts	1,637,609	—	—	1,637,609
Real Estate Inv. Trusts	15,034,844	—	—	15,034,844
Short Term Investments	16,572,494	1,768,889	—	18,341,383
Total	$124,212,392	$1,768,889	—	$125,981,281
Quality
Common Stock*	$84,834,138	$—	$—	$84,834,138
Depository Receipts	16,256,965	—	—	16,256,965
Short Term Investments	1,021,231	300,954	—	1,322,185
Total	$102,112,334	$300,954	—	$102,413,288
Emerging Markets
Common Stock*	$116,024,968	$14,518,619	$839,179	$131,382,766
Common Stock Units	551,844	—	—	551,844
Depository Receipts	17,015,330	—	—	17,015,330
Preferred Stock	4,996,861	—	—	4,996,861
Real Estate Inv. Trusts	474,193	—	—	474,193
Short Term Investments	7,753,114	679,945	—	8,433,059
Total	$146,816,310	$15,198,564	839,179	$162,854,053
Foreign Value
Common Stock*	$656,096,225	$35,807,713	$—	$691,903,938
Depository Receipts	61,721,931	—	—	61,721,931
Short Term Investments	84,750,083	50,000,000	—	134,750,083
Total	$802,568,239	$85,807,713	—	$888,375,952
Foreign Value Small Cap
Common Stock*	$77,750,527	$17,217,646	$82,689	$95,050,862
Preferred Stock	2,186,404	—	—	2,186,404
Short Term Investments	13,268,135	—	—	13,268,135
P-Notes	—	4,444,010	—	4,444,010
Total	$93,205,066	$21,661,656	$82,689	$114,949,411

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Emerging Markets Fund Common Stock	Foreign Value Small Cap Fund Common Stock
Balance as of 3/31/2012	$—	$244,762
Realized gain (loss)	$—	$—
Changed in unrealized appreciation (depreciation)	$—	$(162,073)
Net purchases (sales)	$—	$—
Transfer into Level 3	$839,179	$—
Balances as of 3/31/2013	$839,179	$82,689
*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between levels are recognized at the end of the reporting period.
*	Transfers to Level 2 securities in Emerging Markets of $8,261,171, Foreign Value of $17,307,570, and Foreign Value Small Cap of $11,193,293 are due to the market closed in certain countries.
*	Transfer to Level 3 for Emerging Markets for $839,179 is from security being suspended due to a corporate action involving a merger with an unlisted company.
*	Common stock and P-Notes labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Emerging Markets	Foreign Value	Foreign Value Small Cap
Banks	$3,247,520	$17,307,570	$6,831,423
Construction & Engineering	402,388	—	—
Diversified Financials	470,053	—	2,360,648
Electric Utilities	331,225	—	2,478,743
Electronic Equipment & Instruments	—	—	1,757,794
Food and Drug Retailing	121,436	—	—
Food Products	930,494	—	2,459,753
Industrial Conglomerates	2,555,701	—	—
Metals & Mining	1,461,020	—	326,714
Multiline Retail	941,213	—	—
Oil & Gas	—	18,500,143	—
Private Placement	151,440	—	—
Real estate	598,732	—	—
Software & Services	—	—	1,446,415
Specialty Retail	1,970,520	—	—
Water Utilities	—	—	4,000,167
Wireless Telecommunication Services	1,336,877	—	—
	$14,518,619	$35,807,713	$21,661,657

* Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Emerging Markets	Foreign Value	Foreign Value Small Cap
Financials	$839,179	$—	$—
Leisure Equipment & Products	—	—	82,689
	$839,179	$—	$82,689

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2013;
Common Stock	Fair Value March 31, 2013	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Emerging Markets	839,179	Company Specific	Company Specific	100%	Decrease

Foreign Value Small Cap	82,689	Company Specific	Company Specific	100%	Decrease

1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2.
This column represents the directional change in the fair value of the level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2013-01 will have on the financial statements disclosures.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at March 31, 2013.

Securities Lending

To generate additional income, each of the Small Cap Fund, Quality and Emerging Markets Fund use Securities Finance Trust Company (“eSecLending”) as lending agent. The Small Cap Fund, Quality Fund and Emerging Markets Fund may each lend up to 30% of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities are loaned by eSecLending to certain pre-approved brokers (“the borrowers”). The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105% of the market value of borrowings for the Emerging Markets Fund, and 102% of the borrowings for the Small Cap and Quality Fund. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

At March 31, 2013, the following Funds had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Pear Tree Quality Fund	$1,021,231	$1,017,945
Pear Tree Columbia Small Cap Fund	16,572,494	16,212,564
Pear Tree PanAgora Dynamic Emerging Markets Fund	7,753,114	7,220,017

Credit Facility

State Street has made available to the Trust an uncommitted unsecured demand line of credit in the amount of $15 million. State Street may look solely to the assets of the Fund for the enforcement of any claim against that Fund. For the year ended March 31, 2013, the average interest rate on the outstanding principal amount was 1.43%. During year ended March 31, 2013 Small Cap, Quality, Emerging Markets, and Foreign Value Small Cap had an outstanding average daily loan balance of $1,035, $60,629, $229,291 and $16,318 respectively. The maximum amount outstanding for the current lending agreement during the period was $269,895 for Small Cap, $3,051,277 for Quality, $6,616,169 for Emerging Markets and $1,044,798 for Foreign Value Small Cap. Interest expense amounted to $15, $722, $3,255 and $233 respectively. At March 31, 2013 there were no loan payable balances for any of the Funds.

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur 12b-1 distribution fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of each of the Funds.

Beginning January 27, 2011 the Manager has agreed until July 31, 2013 to waive 0.15 percent of its management fee if the Quality Fund’s average daily net assets are up to $100 million and 0.25 percent of its management fee if the Fund’s average daily net assets are $100 million or more. Beginning April 1, 2011, the Manager has agreed to waive or reimburse Fund expenses relating to Institutional Shares of Quality Fund such that the total annual fund operating expenses relating to Institutional Shares is not greater than 1.00 percent. The Board has the right to terminate either or both arrangements in its discretion. In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of this Fund individually exceeds 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the twelve months ended March 31, 2013 aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $10,508,090.

The Manager has entered into advisory contracts with the following subadvisors (collectively the “Advisors”) to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, and Quality), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap.)

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Advisors of the Funds are as follows:

Small Cap	0.47% of average daily total net assets
Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets
Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets
Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets;

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor received a monthly fee at the annual rate of (i) 0.25% of the average daily net asset value of the Ordinary Shares of the Funds.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2013 the aggregate distribution fees of the Funds were $2,194,445.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2013, the aggregate fees of the Funds were $1,740,819.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the year ended March 31, 2013, fees paid pursuant to this agreement were $330,854.

The Board of Trustees of the Funds has approved reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the year ended March 31, 2013, the Trustees have approved reimbursements that amounted to $196,571.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the year ended March 31, 2013, each Trustee of the Trust who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $27,000, and each of the Chairman of the Board’s Audit Committee and the Lead Independent Trustee of the Board received an additional fee of $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

4. Purchases and Sales

During the twelve months ended March 31, 2013, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Quality, Emerging Markets, Foreign Value, and Foreign Value Small Cap were $52,396,455, $37,723,803, $38,158,826, $310,422,168, and $8,329,716, respectively. Sales of such securities for the Funds were $53,291,186, $40,355,731, $48,727,546, $51,709,279 and $12,305,167, respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2013. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. As of March 31, 2013 the capital loss carryovers were as follows:

	March 31, 2013
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap Fund	$—	$9,745,323	$—	$—	$—	$9,745,323
Quality Fund	—	4,390,352	—	—	—	4,390,352
Emerging Markets Fund	—	23,648,614	—	3,903,257	2,207,358	29,759,229
Foreign Value Fund	73,956,485	131,156,114	10,547,106	—	26,927,583	242,587,288
Foreign Value Small Cap Fund	—	—	—	1,085,262	140,282	1,225,544

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act. During the fiscal year ending March 31, 2013, capital loss carryovers in the amount of $10,192,224, $4,545,152, $0, $0 and $0 were utilized by Small Cap Fund, Quality Fund, Emerging Markets Fund, Foreign Value Fund, and Foreign Value Small Cap Fund respectively.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Funds’ 2013 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.

	March 31, 2013
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ (Depreciation)	Total
Small Cap Fund	$—	$—	$(9,745,323)	$(640,058)	$24,883,749	$14,498,368
Quality Fund	321,529	—	(4,390,352)	—	14,542,095	10,473,272
Emerging Markets Fund	1,941,149	—	(29,759,229)	(356,125)	20,891,833	(7,282,372)
Foreign Value Fund	8,906,990	—	(242,587,288)	—	100,809,509	(132,870,789)
Foreign Value Small Cap Fund	1,194,780	—	(1,225,544)	(149,309)	25,526,378	25,346,305

At March 31, 2013, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$—	$—	$—
Quality Fund	1,041,096	—	—
Emerging Markets Fund	2,218,370	—	—
Foreign Value Fund	4,232,893	—	—
Foreign Value Small Cap Fund	1,676,964	—	—

At March 31, 2012, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$264,867	$—	$—
Quality Fund	779,356	—	—
Emerging Markets Fund	3,277,585	—	—
Foreign Value Fund	2,442,343	—	—
Foreign Value Small Cap Fund	2,552,853	6,985,146	—

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2013, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.

	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ Accumulated Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$(58,059)	$58,059	$—
Quality Fund	—	—	—
Emerging Markets Fund	—	(52,312)	52,312
Foreign Value Fund	—	(423,308)	423,308
Foreign Value Small Cap Fund	—	(54,231)	54,231

The permanent differences primarily relate to net operating losses, wash sales, return of capital distributions by real estate investment trusts (REITs), foreign currency reclasses and adjustments for sale of shares in passive foreign investment corporations (PFICs).

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	397,277	$8,042,906	204,289	$3,847,210
Shares issued in reinvestment of distributions	—	—	12,559	223,433
Shares redeemed	(604,482)	(12,206,925)	(1,214,227)	(22,501,607)
Net Change	(207,205)	(4,164,019)	(997,379)	(18,430,964)
Institutional Shares
Shares sold	110,070	$2,615,413	28,740	$602,217
Shares issued in reinvestment of distributions	—	—	1,188	23,866
Shares redeemed	(67,472)	(1,642,916)	(105,589)	(2,254,026)
Net Change	42,598	972,497	(75,661)	(1,627,943)
Total Net Change For Fund		$(3,191,522)		$(20,058,907)
Quality
Ordinary Shares
Shares sold	1,087,154	$15,630,714	2,193,162	$28,121,497
Shares issued in reinvestment of distributions	66,925	969,079	57,406	738,822
Shares redeemed	(1,428,820)	(20,306,550)	(881,877)	(11,630,783)
Net Change	(274,741)	(3,706,757)	1,368,691	17,229,536
Institutional Shares
Shares sold	94,140	$1,452,652	109,858	$1,509,683
Shares issued in reinvestment of distributions	2,284	34,560	875	11,723
Shares redeemed	(51,833)	(801,346)	(2,617)	(36,053)
Net Change	44,591	685,866	108,116	1,485,353
Total Net Change For Fund		$(3,020,891)		$18,714,889
Emerging Markets
Ordinary Shares
Shares sold	1,084,432	$24,063,148	1,459,911	$31,633,636
Shares issued in reinvestment of distributions	79,817	1,831,797	139,649	2,774,833
Shares redeemed	(1,616,028)	(35,835,496)	(2,199,616)	(49,591,856)
Net Change	(451,779)	(9,940,551)	(600,056)	(15,183,387)
Institutional Shares
Shares sold	171,805	$3,943,602	381,612	$8,900,177
Shares issued in reinvestment of distributions	10,116	235,107	11,730	235,896
Shares redeemed	(224,737)	(5,129,602)	(156,767)	(3,612,289)
Net Change	(42,816)	(950,893)	236,575	5,523,784
Total Net Change For Fund		$(10,891,444)		$(9,659,603)
Foreign Value
Ordinary Shares
Shares sold	20,220,091	$294,062,327	8,250,958	$105,991,337
Shares issued in reinvestment of distributions	198,468	2,881,757	143,827	1,675,579
Shares redeemed	(4,177,814)	(58,836,804)	(5,266,706)	(70,053,784)
Net Change	16,240,745	238,107,280	3,128,079	37,613,132
Institutional Shares
Shares sold	5,147,715	$71,138,617	2,584,272	$35,601,604
Shares issued in reinvestment of distributions	79,411	1,152,265	54,464	633,418
Shares redeemed	(1,034,703)	(14,583,083)	(809,126)	(10,600,210)
Net Change	4,192,423	57,707,799	1,829,610	25,634,812
Total Net Change For Fund		$295,815,079		$63,247,944
Foreign Value Small Cap
Ordinary Shares
Shares sold	1,422,737	$13,550,210	1,176,878	$11,068,644
Shares issued in reinvestment of distributions	135,381	1,288,830	926,810	7,256,917
Shares redeemed	(784,949)	(7,360,895)	(1,032,500)	(10,170,266)
Net Change	773,169	7,478,145	1,071,188	8,155,295
Institutional Shares
Shares sold	748,064	$7,209,029	315,655	$3,043,564
Shares issued in reinvestment of distributions	21,654	206,143	254,131	1,992,383
Shares redeemed	(911,896)	(8,411,674)	(429,734)	(4,060,732)
Net Change	(142,178)	(996,502)	140,052	975,215
Total Net Change for Fund		$6,481,643		$9,130,510

Federal Tax Information (unaudited)

Designation Requirements at March 31, 2013
Qualified Dividend Income Percentage
Quality Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	100%

The Funds may elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended March 31, 2013. The total amount of foreign taxes that is expected to pass through to shareholders and the respective foreign source income are as follows:
	Foreign Tax Credit	Foreign Source Income
Emerging Market Fund	591,357	5,793,842
Foreign Value Fund	1,611,301	17,402,775
Foreign Value Small Cap	190,564	3,206,992

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS (unaudited)

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2012 is available without charge online at www.peartreefunds.com and at www.sec.gov . You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

PEAR TREE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of the Pear Tree Funds

We have audited the accompanying statements of assets and liabilities of the Pear Tree Columbia Small Cap Fund, Pear Tree Quality Fund, Pear Tree PanAgora Dynamic Emerging Markets Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund, each a series of the Pear Tree Funds (“the Funds”) formerly the Quantitative Group of Funds, including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended except for the Pear Tree Polaris Foreign Value Small Cap Fund in which the financial highlights were for each of the four years in the period then ended and the period May 1, 2008 (commencement of operations) to March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Pear Tree Funds, as of March 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 29, 2013

PEAR TREE FUNDS

PRIVACY NOTICE

WHAT DO WE DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Numbers
• Names, Addresses and Telephone numbers
• Account Balances
• Account Transactions
• Transaction History
• Information regarding your investments in the Pear Tree Mutual Funds
• Other account information

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Pear Tree chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transaction, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	CALL 1-800-326-2151

PEAR TREE FUNDS

PRIVACY NOTICE (continued)

Who is providing this notice?
Pear Tree Advisors, Inc. and its Affiliates (collectively “Pear Tree”). Our affiliates include the following entities:
• Pear Tree Advisors, Inc.                                                • Pear Tree Funds
• Pear Tree Partners, LP                                                • U.S. Boston Capital Corporation
We do not share inforation among our affiliates for marketing purposes.

What we do
How does Pear Tree protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These include computer safeguards and secured files and buildings.
How does Pear Tree collect my personal information?
We collect your personal information, for example, when you:
• Open an account
• Send us a check or wire
Provide account information
• Give us your contact information
• Transfer assets from another firm

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• Affiliates’ everyday business purposes — information about your creditworthiness
• Affiliates from using your information to market to you
• Non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

PEAR TREE FUNDS

PRIVACY NOTICE (continued)

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share your information with affiliates to enable their marketing efforts.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Pear Tree does not share with non-affiliates to enable their marketing efforts.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Pear Tree does not participate in joint marketing efforts

PEAR TREE FUNDS

TRUSTEES AND OFFICERS

The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds’ Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds’ web site at www.peartreefunds.com or call shareholder services at 1-800-326-2141.

Trustees who are not Interested Persons of the Trust

The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee in Public Companies
Robert M. Armstrong (74)	Trustee	Indefinite Term (1985 to present)	Independent Director and Consultant Services (1998–Present)	5	NewPage Corporation (2006–2012); NewPage Holding Corporation (2006–2012); NewPage Group, Inc. (2006–2012)
John M. Bulbrook (70)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (dba/Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984–Present);	5	None
William H. Dunlap (62)	Trustee	Indefinite Term (October 2006 to present)	Executive Director, New Hampshire Historical Society, (Feb. 2010–Present); Principal, William H. Dunlap & Company (consulting firm) (2005–Present); President, EQ Rider, Inc., (equestrian clothing sales) (1998–2008); Director, Merrimack County Savings Bank (2005–Present); Director, Merrimack Bank Corp. (2005–Present)	5	None
Clinton S. Marshall (55)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998–Present); CFO, Fore River Company (2002–Present)	5	None

PEAR TREE FUNDS

TRUSTEES AND OFFICERS

Trustees and Officers who are Interested Persons of the Trust

The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
Name and Age	Position Held With Trust	Term of Office/ Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee/Officer in Public Companies
Willard L. Umphrey* (71)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	5
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; USB Corporation; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Leon Okurowski (70)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985–9/30/2004)	N/A
Everest USB Canadian
Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; MedCool, Inc., USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; USB Atlantic Associates, Inc.; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation

Deborah A. Kessinger (49)	Assistant Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (investment management firm) (2000–2004); Compliance Attorney, Forefield, Inc. (software provider) (2001–2004) and Compliance Consultant (2007 to present)
				N/A	None
Diane Hunt (51)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
Kelly Lavari (45)	Clerk	(November 2010 to Present)	Regulatory Compliance Manager (since April 2008), Legal and Compliance Associate (4/2005–4/2008) Pear Tree Advisors, Inc.	N/A	None
*
Trustee has been determined to be an “Interested Trustee” by virtue of, among other things, affiliation with one or more of the trust, the Funds’ investment advisor, Pear Tree Advisors and the Funds’ distributor, U.S. Boston Capital Corporation.

PEAR TREE FUNDS

NOTES

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PEAR TREE FUNDS

SERVICE PROVIDERS

Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Lincoln, MA 01772
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815

PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210

Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Nutter, McClennen & Fish, Seaport West, 155 Seaport Boulevard, Boston, MA 02210
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

[Back Cover]

ITEM 2.                      Code of Ethics

As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer and controller (the “Code”). During the period covered by the report, the Code was amended to clarify the language describing the procedure for pre-clearing de minimis trades. In addition, the language in the entire Code was simplified in an effort to make the Code less legalistic and easier to understand. A copy of the Code is filed with this report as an exhibit.

ITEM 3.                      Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Mr. Clinton S. Marshall is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Marshall is “independent” under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                      Principal Accountant Fees and Services

The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”). The registrant’s Audit Committee approved the selection of Tait Weller as independent registered public accounting firm on September 14, 2007.

		2012	2013
Audit Fees*	Tait Weller	$128,900	$119,000
Audit-Related Fees**	Tait Weller	$38,000	$38,000
Tax Fees***	Tait Weller	$20,900	$19,000
All Other Fees	Tait Weller	$0	$0

*        Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.
**     These amounts represent fees paid for the annual audit of the registrant’s transfer agent, Pear Tree Institutional Services, a division of Pear Tree Advisors, Inc., the registrant’s investment advisor.

***              Tax fees include review of the registrant’s tax filings.

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:
(i)   all audit and permissible non-audit services rendered to the Fund and
(ii)  all permissible non-audit services rendered to Pear Tree Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2)  No services in the past two fiscal years were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)                       Not applicable.

(g)
The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

		2012	2013
Non-Audit Fees	Tait Weller	$0	$0

(h)
The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.                                         Audit Committee of Listed Registrants

                      Not applicable.

ITEM 6.                      Schedule of Investments

Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.                                         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                      Not applicable.

ITEM 10                      Submission of Matters to a Vote of Security Holders

                      Not applicable.

ITEM 11.                      Controls and Procedures

(a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)(1)              Code of ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)              Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Pear Tree Funds

By: /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  May 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: May 31, 2013

By: /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: May 31, 2013

EXHIBIT LIST

(a)(1)              Code of ethics

(a)(2)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)              Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.